Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

NOTE 8 – SUBSEQUENT EVENTS

Effective July 7, 2017, the Company entered into a real-time bidding agreement with an undefined term with a third party. Pursuant to the agreement, the Company is provided access to the third party’s marketplace for the purposes of bidding for inventory within that marketplace and receiving reports of advertising requests, impressions and other data related to the delivery of ads through the same marketplace. The Company will pay the third party the auction clearing price, which is capped at the max bid. If during any one-year period, the Company spends less than $5,000 per month, the Company’s account can be deactivated for low activity without terminating the agreement. The Company may seek to reactivate the account at the third party’s sole discretion. If the account is deactivated for more than three consecutive months, the third party has the right to terminate the agreement.

Effective July 27, 2017, the Company entered into a platform agreement with a third party. Either party may terminate this agreement at any time with 30 days written notice. Pursuant to the agreement, the Company will be provided access to the third party’s smart meta mobile advertising exchange platform and service to place advertising on mobile applications and websites using a real-time bidding mechanism. As consideration for services, the Company will be billed one a monthly basis based on the number of advertisements purchased during the prior month.

NOTE 6 – SUBSEQUENT EVENTS

On February 16, 2017, EverythingAmped, Inc. (the “Company”) consummated a private placement of 492,491 restricted shares of its common stock to seven accredited investors at a purchase price of $0.45 per share for a total  purchase price of $221,621. The Company is in the process of obtaining a transfer agent to issue the shares. As of the date of filing, these shares have not been issued.